UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 25, 2025

i3 Verticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38532	82-4052852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Burton Hills Blvd., Suite 415 Nashville, TN		37215
(Address of principal executive offices)		(Zip Code)
(615) 465-4487
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	IIIV	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
i3 Verticals, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders on February 25, 2025 (the “Annual Meeting”). A total of 29,211,604 shares of the Company’s Class A and Class B common stock, each with par value $0.0001 per share (collectively, “Common Stock”), were present in person or represented by proxy at the Annual Meeting, representing approximately 87.3% of the Company’s outstanding Common Stock as of the December 27, 2024 record date. The following describes the matters that were submitted to the vote of the stockholders of the Company at the Annual Meeting and the result of the votes on these matters:
1. The stockholders elected each of the following persons as directors of the Company for a term of one year and until his or her successor is elected and qualified.

Name	For	Withheld	Broker Non-Votes
(a) Gregory Daily	26,598,675	174,177	2,438,752
(b) Clay Whitson	26,678,834	94,018	2,438,752
(c) Elizabeth Seigenthaler Courtney	24,004,928	2,767,924	2,438,752
(d) John Harrison	23,562,929	3,209,923	2,438,752
(e) R. Burton Harvey	23,958,651	2,814,201	2,438,752
(f) Decosta Jenkins	26,613,505	159,347	2,438,752
(g) Timothy McKenna	26,430,428	342,424	2,438,752
(h) David Morgan	25,723,221	1,049,631	2,438,752
(i) David Wilds	26,457,761	315,091	2,438,752
2. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending September 30, 2025.

For	Against	Abstain	Broker Non-Votes
29,148,508	54,952	8,144	—
3. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
25,877,035	721,082	174,735	2,438,752

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 25, 2025

i3 VERTICALS, INC.

By:	/s/ Geoff Smith
Name:	Geoff Smith
Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)